                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                   Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 CITIZENS, INC.
              ----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:

    __________________________________________________________________
    2) Aggregate number of securities to which transaction applies:

    __________________________________________________________________
    3) Per unit price or other underlying value or transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    __________________________________________________________________
    4) Proposed maximum aggregate value of transaction:

    __________________________________________________________________
    5) Total fee paid:

    __________________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:     ________________________
    2) Form, Schedule or
       Registration Statement No.: ________________________
    3) Filing Party:               ________________________
    4) Date Filed:                 ________________________

                             [CITIZENS, INC. LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                OF CITIZENS, INC.
                             A COLORADO CORPORATION

          EXECUTIVE OFFICE: 400 EAST ANDERSON LANE, AUSTIN, TEXAS 78752

TO THE SHAREHOLDERS OF CITIZENS, INC.:

Notice is hereby given that the Annual Meeting of Shareholders of Citizens, Inc. will be held Tuesday, June 1, 2004, at 10:00 a.m., local time, at the Executive Office of the Company, 400 East Anderson Lane, Austin, Texas, for the following purposes:

      (1)   To elect the members of the Board of Directors of the Company;

      (2)   To ratify the appointment of the independent auditor; and

      (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

It is important, regardless of the number of shares you hold, that your stock be represented at the Meeting by a signed proxy card or personal attendance.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY TO THE TRANSFER AGENT IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. IF YOUR SHARES ARE HELD IN STREET OR NOMINEE NAME, PLEASE RESPOND TO THE RECORD HOLDER'S COMMUNICATION WITH YOU AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE REPRESENTED AT THE MEETING.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ MARCIA F. EMMONS
                                       ------------------------------------
APRIL 30, 2004                         MARCIA F. EMMONS, SECRETARY

                                 CITIZENS, INC.
                             400 EAST ANDERSON LANE
                               AUSTIN, TEXAS 78752
                                 APRIL 30, 2004

 PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2004

                             SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Citizens, Inc., for use at the Annual Meeting of Shareholders to be held Tuesday, June 1, 2004, at 10:00 a.m., local time, (the "Meeting") at our Executive Office located at 400 East Anderson Lane, Austin, Texas. This Proxy Statement and the enclosed proxy card were sent to our shareholders on or about April 30, 2004.

The following matters will be acted on at our Meeting:

      -     ELECT THE MEMBERS OF OUR BOARD OF DIRECTORS;

      -     RATIFY THE APPOINTMENT OF THE INDEPENDENT AUDITOR; AND

      - TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

You are requested to complete the enclosed proxy card, sign where indicated, and return it to the Transfer Agent in the envelope provided, which requires no postage if mailed in the United States. Solicitation of proxies will be primarily through the mail. Proxies may also be solicited by personal solicitation, telephone or telegram, by our directors, officers and employees at no additional cost to us. We will also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward soliciting material to the beneficial owners of our common stock held of record by such persons, firms, or institutions, and we will reimburse the forwarding expense. The cost of this solicitation will be borne by us.

                                     PROXIES

Shares represented by properly executed proxies received by us prior to the Meeting will be voted as specified thereon. If a proxy fails to specify how it is to be voted on any proposal it will be voted FOR the director nominees listed in this proxy statement, FOR the ratification of the appointment of the independent directors, and at the discretion of the proxy holder with respect to any other business as may properly come before the meeting. A person giving a proxy shall have the power to revoke it at any time before it is voted by notifying our Secretary in writing or by personally withdrawing such proxy at the Meeting. With regard to election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Brokers who have not received instructions from their customers in uncontested elections may vote in the election of directors shares held in street name.

                                   RECORD DATE

Only shareholders of record at the close of business on April 23, 2004 are entitled to vote at the Meeting. As of the record date, we had outstanding and entitled to vote 34,935,419 Class A shares of common stock and 874,935 Class B shares of common stock.

                                QUORUM AND VOTING

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of each class of our common stock entitled to vote at the Meeting is necessary to constitute a quorum for that particular class of common stock at the Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a quorum is not present or represented at the Meeting, the Shareholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn or recess the Meeting from time to time for up to thirty (30) days without notice, other than announcement at the Meeting, until a quorum is present or represented. At such reconvened Meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Meeting as originally noticed.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have two classes of common stock. Both classes of common stock are equal in all respects, except that (i) Class B common shareholders elect a simple majority of the Board of Directors of the Company and Class A common shareholders elect the remaining directors; and (ii) Class A shareholders are entitled to receive, on a per-share basis, twice the cash dividends paid on a per-share basis to Class B shareholders. Each outstanding share of common stock has one vote in all matters to be considered at the Meeting. In the election of directors, the nominees receiving the highest number of votes cast in their favor will be elected to our board, subject to the right of the Class B shareholders to elect a simple majority of the directors.

At the Special Meeting of Shareholders on March 4, 2004, shareholders approved an amendment to the Articles of Incorporation to create an authorized class of 25,000,000 shares of preferred stock available for future issuance in series with terms and preferences designated by our Board of Directors. Such preferred stock has been authorized but not issued.

Management knows of no matters to be submitted at the Meeting with respect to which the shareholders are entitled to vote, other than the proposals described in this proxy statement. In the event other matters properly come before the Meeting, the persons named in the proxy will vote according to their best judgment.

The following table shows, as of April 23, 2004, certain information with regard to the beneficial ownership of our Common Stock:

      -     by each of our executive officers and directors,

      -     by all of our executive officers and directors as a group, and

      - by each person who is known by us to own beneficially more than 5% of our outstanding common stock.

                                     SHARES OWNED AND        PERCENT OF
     NAME AND ADDRESS             NATURE OF OWNERSHIP(1)       CLASS
     ----------------             ----------------------       -----
Harold E. Riley                    4,466,635 Class A(2)         12.8%
   400 E. Anderson Lane             874,935 Class B (2)        100.0%
   Austin, TX 78752

Rick D. Riley                       703,670 Class A(3)          2.0%
   400 E. Anderson Lane
   Austin, TX 78752

Ray A. Riley                        434,941 Class A(4)          1.2%
   400 E. Anderson Lane
   Austin, TX   78752

Timothy T. Timmerman                   7,937 Class A             (5)
   Commerce Properties, Inc.
   P. O. Box 163061
   Austin, TX 78716

Steven F. Shelton                      2,654 Class A             (5)
   7359 Road X
   Lamar, Colorado 81052

Mark A. Oliver                         8,482 Class A             (5)
   400 E. Anderson Lane
   Austin, TX 78752

Marcia F. Emmons                        39 Class A               (5)
   400 E. Anderson Lane
   Austin, TX 78752

Dr. E. Dean Gage                       1,086 Class A             (5)
   Texas A&M University
   College of Veterinary
      Medicine
   College Station, Texas 77843

Dr. Richard C. Scott                   1,074 Class A             (5)
   Baylor University
   University Development
   Robinson Tower, 8th Floor
   Waco, Texas 76798

All executive officers               5,626,518 Class A          16.1%
    and directors as
    a group (nine persons)            874,935 Class B          100.0%

--------------

(1) Except as otherwise indicated, each person named in the table has sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property law.

(2) Owns 4,106,699 Class A shares directly and spouse owns 359,936 Class A shares. The Harold E. Riley Trust, of which Mr. Riley is the controlling Trustee, owns all of the 874,935 issued and outstanding shares of Class B common stock.

(3) Owns 414,881 Class A shares directly, 24,944 Class A shares as joint tenant with spouse, and 241,304 and 22,541 Class A shares indirectly as trustee for minor children and spouse, respectively.

(4) Owns 256,394 Class A shares directly, 23,687 Class A shares as joint tenant with spouse, and 151,846 and 3,014 Class A shares indirectly as trustee for minor children and spouse, respectively.

(5)   Owns less than one percent (1%).

We are not aware of any arrangement, including any pledge by any person, of our common stock, the operation of which may at a subsequent date result in a change of control of the company.

                             CONTROL OF THE COMPANY

Harold E. Riley is deemed to be the "controlling shareholder" of our company. Mr. Riley owns, directly and indirectly, 4,466,635 shares (12.8%) of the outstanding Class A common stock and 874,935 shares (100%) of the Class B common stock, which stock elects a majority of our Board of Directors.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

Harold E. Riley has advised us that he intends to vote all of his Class A shares in favor of the Class A nominees and all of the Class B shares owned by the Harold E. Riley Trust in favor of the Class B nominees. Class A nominees receiving the highest number of votes cast in their favor will be elected to the Board of Directors. Cumulative voting in the election of directors is not permitted. The Class B nominees will be elected directors upon affirmative vote of the Class B shares by Harold E. Riley as controlling trustee of the Harold E. Riley Trust. If for any reason any nominee herein named is not a candidate when the election takes place (which is not expected), the proxy will be voted for the election of a substitute nominee at the discretion of the persons named in the proxy.

Listed below are the persons who have been nominated for election as our directors to serve for one year until the next Annual Meeting of Shareholders, or until their respective successors are duly elected and qualified. Class A Shareholders will vote on the nominees indicated below for election by Class A Shareholders, and Class B Shareholders will vote on the Class B nominees.

                  NOMINEES FOR ELECTION BY CLASS A SHAREHOLDERS

                                     PRINCIPAL             DIRECTOR
      NAME              AGE          OCCUPATION             SINCE
      ----              ---          ----------             -----
Dr. E. Dean Gage         61    Associate Dean for            2000
                               Professional Programs
                               Texas A&M University
                               College Station, Texas

Steven F. Shelton        48    Farmer/Rancher                1993
                               Lamar, Colorado

Timothy T. Timmerman     43    President                     1989
                               Commerce Properties,
                               Inc.; Partner, Realcom
                               Management
                               Austin, Texas

                  NOMINEES FOR ELECTION BY CLASS B SHAREHOLDERS

                                     PRINCIPAL             DIRECTOR
      NAME              AGE          OCCUPATION             SINCE
      ----              ---          ----------             -----
Mark A. Oliver           45    President of the              1997
                               Company
                               Austin, Texas

Harold E. Riley          75    Chairman of the Board         1987
                               of the Company
                               Austin, Texas

Rick D. Riley **         50    Vice Chairman and CEO         1989
                               of the Company;
                               Chairman of the Board
                               and CEO of Citizens
                               Insurance Company of
                               America and subsidiaries
                               Austin, Texas

Dr. Richard C. Scott     69    Vice President,               2000
                               Development Baylor
                               University
                               Waco, Texas

Grant Teaff              70    Executive Director,
                               American Football
                               Coaches Association
                               Waco, Texas

-----------------

      ** Son of Harold E. Riley, brother of Ray A. Riley. There are no other family relationships between or among the nominees to our Board and the Executive Officers.

Information concerning the nominees is set forth below:

Dr. E. Dean Gage, Associate Dean of Professional Programs, College of Veterinary Medicine, Texas A&M University, College Station, Texas, 2001 to present; President Men's Leadership Ministries, Bryan, Texas, from 1996 to 2000; Executive Director, Center for Executive Development College of Business, Texas A&M University, College Station, Texas, from 1994 to 1996; President, Texas A&M University, College Station, Texas from 1993 to 1994; Executive Vice President and Provost, Texas A&M University, College Station, Texas from 1989 to 1993.

Mark A. Oliver, our President, Chief Investment Officer and Treasurer from February 2004 to present; President and Vice Chairman of our affiliates from February 1999 to present; President of us and our affiliates from March 1997 to February 1999; Executive Vice President, Chief Financial Officer, Secretary and Treasurer of us and our affiliates from 1990 to 1997; Treasurer and Chief Financial Officer of us and our affiliates from 1988 to 1990; Treasurer and Controller of us and our affiliates from 1984 to 1988.

Harold E. Riley, controlling stockholder; our Chairman of the Board from 1987 to present; Chairman of the Board of us and our affiliates from 1994 to 1999; Chairman of the Board and Chief Executive Officer of us from 1992 to 2000; Chairman of the Board and Chief Executive Officer of us and our affiliates from 1992 to 1999; President of us and our affiliates from November 1996 to March 1997; Chairman of the Board, Chief Executive Officer and President of us and our affiliates from 1987 to 1992; Chairman of the Board, President and Chief Executive Officer, Continental Investors Life Insurance Company from 1989 to 1992.

Rick D. Riley, our Vice Chairman and CEO from October 2000 to present; Vice Chairman since 2000; Chairman of the Board of Directors and CEO of Citizens Insurance Company of America and its affiliates, our subsidiary, from February 2004 to present. Chairman of the Board of Directors, President and CEO of Citizens Insurance Company of America and its affiliates, our subsidiary, from February 1999 to January 2004; our Chief Administrative Officer and Secretary from October 1998 to February 1999; our Executive Vice President from September 1995 to 1998; our Chief Operating Officer from September 1995 to March 1997; our Chief Administrative Officer from 1994 to June 1995, and President thereafter until September 1995; our Executive Vice President and Chief Operating Officer from 1990 to 1991 and 1992 to 1994; President, Computing Technology, Inc. our subsidiary from 1991 to 1992; our Executive Vice President, Data Processing, from 1987 to 1991; Executive Vice President, Continental Investors Life Insurance Company from 1989 to 1992.

Dr. Richard C. Scott, Vice President, Development Baylor University, Waco, Texas from 1996 to present; 1977 to 1996, Dean of Hankamer School of Business, Baylor University; 1972 to 1977, Associate Dean, Director of Graduate Studies, Professor of Management, Hankamer

School of Business, Baylor University; 1971 to 1972, Acting Dean while Dean was on leave; 1968 to 1971, Associate Professor of Management, Director of Special Programs, Hankamer School of Business, Baylor University; 1964 to present, Consultant to various firms and governmental agencies in the areas of planning, management strategy, acquisition and sale of business and business evaluations; 1997 to January 2004, Director of Winnebago Industries; 1994 to 1997, Chairman of the Board of Trustees of Annuity Board of the Southern Baptist Convention; 1990 to 1997, Member of Executive Committee of the Board of Trustees of the Annuity Board of the Southern Baptist Convention; 1990 to 1994 Chairman of the Investment Committee of the Board of Trustees of the Annuity Board of the Southern Baptist Convention; 1989 to 1994, Member of Investment Committee of the Board of Trustees of the Annuity Board of the Southern Baptist Convention; 1988 to 1989, Member of the Finance Committee of the Board of Trustees of the Annuity Board of the Southern Baptist Convention; 1980 to 1987, Member of the Board of Directors of the Central National Bank; 1976 to present, Owner of controlling interest (with partner) in Trumas, Inc., a closely held corporation; 1976 to present, General partner of S&T Financial.

Steven F. Shelton, Rancher/Farmer from 1974 to present; Director, First Centennial Corporation, from January to October 1989 and August 1990 to 1992.

Timothy T. Timmerman, President, Commerce Properties, Inc., from 1990 to present; Partner, Realcom Management from 1990 to present.

Grant Teaff, Executive Director, American Football Coaches Association from 1994 to present.

None of our directors is a director of any other company with a class of securities registered under the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR ELECTION BY CLASS A SHAREHOLDERS. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE NOMINEES AS INDICATED ABOVE UNLESS INSTRUCTIONS ARE GIVEN TO THE CONTRARY.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Our business affairs are conducted under the direction of our Board of Directors. The Board of Directors held four (4) meetings during 2003, at which all directors were present except for Timothy T. Timmerman who missed one meeting. We do not have an "attendance policy," although our directors are expected to attend Board Meetings.

To assist it in carrying out its duties, the Board has delegated certain authority to four separately-designated standing committees whose functions are described below:

AUDIT COMMITTEE

     Members at December 31, 2003: Directors Scott, Gage and Timmerman Number of Meetings in 2003: four
     Functions:

- Assists the Board in fulfilling its oversight responsibilities as they relate to the Company's accounting policies, internal controls, financial reporting practices and legal and regulatory compliance;

-     Hires the independent auditors;

- Monitors the independence and performance of the Company's independent auditors and internal auditors;

- Maintains, through regularly scheduled meetings, a line of communication between the Board and the Company's financial management, internal auditors and independent auditors; and

- Oversees compliance with the Company's policies for conducting business, including ethical business standards.

The Board of Directors adopted a restated Audit Committee Charter in November 2002 and subsequently amended and restated the charter on April 22, 2004. The charter as in effect is attached to this proxy statement as Exhibit A and is posted on our website at www.citizensinc.com.

Our Board of Directors has determined that Dr. Richard C. Scott is qualified as an "audit committee financial expert" as that term is defined in the rules of the Securities and Exchange Commission. Dr. Scott served as Dean of Hankamer School of Business of Baylor University from 1972 to 1977; from 1971 to 1972 he was the Associate Dean, Director of Graduate Studies, Professor of Management, Hankamer School of Business, Baylor University. He also has been Associate Professor of Management, Director of Special Programs, Hankamer School of Business, Baylor University, since 1964.

Our Class A common stock is listed for trading on the New York Stock Exchange. Pursuant to NYSE rules, the Audit Committee is to be comprised of three or more directors as determined by the Board of Directors, each of whom shall be "independent". Our Board of Directors has determined that all of the members of the Audit Committee are independent, as defined in the listing standards of the NYSE and the rules of the SEC.

COMPENSATION COMMITTEE

Members at December 31, 2003: Directors Scott, Shelton and Timmerman Number of Meetings in 2003: One
Functions:

- Assisting the Board in overseeing the management of the Company's human resources including:

      -     compensation and benefits programs;

      -     Chief Executive Officer performance and compensation; and

      -     executive development and succession and diversity efforts.

-     Oversees the evaluation of management; and

-     Prepares the report of the Committee on executive compensation.

The Compensation Committee's policy is to offer the executive officers competitive compensation packages that will permit us to attract and retain individuals with superior abilities and to motivate and reward such individuals in an appropriate fashion in the long-term interests of the company and its shareholders. Currently, executive compensation is comprised of salary and a qualified profit-sharing plan.

EXECUTIVE COMMITTEE

Members at December 31, 2003: Directors Harold E. Riley, Gage and Timmerman Number of Meetings in 2003: 10
Functions:

-     Authority to manage the business affairs of the company;

- May not take action when majority of all members of the Board is required by law or by our Articles of Incorporation or Bylaws; and

-     Material actions by the committee are subsequently reviewed by the Board.

NOMINATING/CORPORATE GOVERNANCE FUNCTIONS

Our Board of Directors does not maintain a nominating/corporate governance committee with respect to (i) identifying, evaluating or recommending candidates for our Board of Directors, and (ii) shaping the corporate governance of the company. Instead, these functions are performed by the full Board of Directors. Our Board does not maintain a nominating committee for the following reasons:

- We are considered to be a "controlled" company since the majority of the members on our Board of Directors are elected by our Chairman, Harold E. Riley, through his beneficial ownership of all of our outstanding Class B common shares. Under NYSE rules, "controlled" companies are not required to maintain a nominating committee.

- We are a mid-size company and we do not maintain a large number of directors as do many larger public companies; thus, we do not require a special committee whose sole purpose is to identify and evaluate a large director candidate pool or prepare corporate governance rules.

- A majority of the directors on our Board of Directors are considered to be independent; thus, we believe that the nominating duties and corporate governance rules with respect to the Class A directors can be accomplished in a disinterested manner by our entire Board of Directors.

Our Board of Directors will consider a candidate for a Class A director position proposed by a shareholder. A candidate must be highly qualified in terms of business experience and be both willing and expressly interested in serving on the Board. A shareholder wishing to propose a candidate for the Board's consideration should forward the candidate's name and information about the candidate's qualifications to Citizens, Inc., Board of Directors, 400 East Anderson Lane, Austin, Texas 78752, Attn.: Mark A. Oliver. Submissions must include sufficient biographical information concerning the recommended individual, including age, employment history for at least the past five years indicating employer's names and description of the employer's business, educational background and any other biographical information that would assist the Board in determining the qualifications of the individual. The Board will consider recommendations received by a date not later than 120 calendar days before the date our proxy statement was released to shareholders in connection with the prior year's annual meeting for nomination at that annual meeting. The Board will consider nominations received beyond that date at the annual meeting subsequent to the next annual meeting.

The Board evaluates nominees for directors recommended by shareholders in the same manner in which it evaluates other nominees for directors. Minimum qualifications include the factors discussed above.

CODE OF ETHICS

Our Board of Directors has adopted a Code of Business Conduct and Ethics ("Code"), which we have posted on our web site located at www.citizensinc.com. You may also obtain a copy of our Code by requesting a copy in writing at 400 East Anderson Lane, Austin, Texas 78752 or by calling us at 512-837-7100.

Our Code provides general statements of our expectations regarding ethical standards that we expect our directors, officers and employees to adhere to while acting on our behalf. Among other things, the Code provides that:

-     We will comply with all laws, rules and regulations;

- Our directors, officers and employees are to avoid conflicts of interest and are prohibited from competing with us or personally exploiting our corporate opportunities;

- Our directors, officers and employees are to protect our assets and maintain our confidentiality;

-     We are committed to promoting values of integrity and fair dealing; and

- We are committed to accurately maintaining our accounting records under generally accepted accounting principles and timely filing our periodic reports.

Our Code also contains procedures for our employees to report, anonymously or otherwise, violations of the Code.

                             COMPENSATION COMMITTEE

                        REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee, which is composed of three outside directors, makes recommendations to the Board concerning the compensation of our company's executive officers. In order to make such recommendations, toward the end of each year, the Committee evaluates our company's performance relative to its business plan and similar companies. Additionally, each executive officer's contribution to the company's achievements during the year is evaluated.

The goal of the Compensation Committee is to ensure that the company employs qualified, experienced executive officers whose financial interest is aligned with that of the shareholders. The Committee considers general industry practice, tax effects and other factors in structuring executive compensation awards.

Salaries for each of the company's executive officers are determined by taking into consideration performance, length of tenure with the company, compensation by industry competitors for comparable positions and career achievements. These items were used as bases for compensation paid to our Chief Executive Officer in 2003, although no one factor was specifically used in reviewing any relationship of our performance to our Chief Executive Officer's compensation for 2003. Salaries paid within the industry are weighted more heavily in setting base salary levels. No bonus or stock option plans exist; however, there is a profit sharing plan, where distribution is based on tenure. In the recommendation for their compensation for the coming year, other factors considered were the operating results of the company during 2003, as well as the general state of the economy and wages and salaries in general. The Committee also believes that the cash compensation paid to the company's Chairman and its Chief Executive Officer is designed to closely align their interests with those of the shareholders and that their compensation is related directly to their performance as individuals with considerable experience and ability in the insurance industry.

Harold E. Riley was elected Chairman of the Board and Chief Executive Officer in 1987, although as the founder of the company, his tenure begins in 1968. In October 2000, he relinquished the position of Chief Executive Officer to Rick D. Riley, while remaining as Chairman. Harold Riley and Rick Riley are currently employed by the company on an "at-will" basis. In evaluating the performance during the last three fiscal years and using the above criteria, the Committee considered the significant role Harold Riley has played in the development of the company's various operating and marketing programs, as well as his experience in the merger and acquisition area and his overall management expertise. Additionally, Rick Riley's significant industry experience was considered. The Compensation Committee noted that during 2003 the acquisitions of First Alliance Corporation and Mid-American Alliance Corporation were successfully negotiated and concluded. After discussing and considering all of these factors, it was the recommendation of this committee that these individuals' salaries, along with those of other members of executive management of the company remain unchanged for 2004.

                             COMPENSATION COMMITTEE

                                Richard C. Scott
                                Steven F. Shelton
                              Timothy T. Timmerman

                                 CERTAIN REPORTS
             Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934 requires that our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of such reports and amendments thereto furnished to us, we believe that during 2003, all reports were filed on a timely basis, accept that Ray A. Riley failed to report stock investment plan purchases in a Form 4 filed by him in December 2003. Those purchases were subsequently reported in a timely filed Form 5.

                               EXECUTIVE OFFICERS

The following table sets forth certain information concerning our executive officers who are elected annually by the Board of Directors at the first meeting of the Board following our Annual Meeting of Shareholders:

      NAME                      AGE                     POSITION
      ----                      ---                     --------
Harold E. Riley (1)              75         Chairman of the Board

Rick D. Riley (2)                50         Vice Chairman and CEO

Mark A. Oliver (3)               45         President, Chief Investment
                                            Officer and Treasurer

Marcia F. Emmons(4)              48         Vice President, Secretary and
                                            Corporate Counsel

Ray A. Riley(5)                  43         Executive Vice President, Chief
                                            Operations Officer

------------------

(1)   Mr. Harold E. Riley has served since 1987.

(2) Rick D. Riley became Vice Chairman in December 1999 and Chief Executive Officer in 2000. He has served in various capacities for the company and its affiliates since 1976.

(3) Mark A. Oliver has served since 1987. Prior to becoming President in March 1997, Mr. Oliver served as Executive Vice President, Chief Financial Officer and Secretary/Treasurer.

(4) Marcia F. Emmons assumed the position of Vice President, General Counsel and Secretary of the company in October 2002. Prior to that Mrs. Emmons provided legal services to various clients and she spent over 16 years as in house counsel with Sun Company, Inc. and its operating subsidiaries. Mrs. Emmons is a member of the Texas Bar Association and the Pennsylvania Bar Association.

(5)   Ray A. Riley has served in various capacities for the company since 1995.

                                    ********

                   EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

The following table presents the aggregate compensation that was earned by our Chairman and Chief Executive Officer for each of the past three years and, our four most highly compensated officers other than the Chairman and Chief Executive Officer. There has been no compensation awarded to, earned by or paid to any employee required to be reported in any table or column in any fiscal year, other than what is set forth in the table below.

                           SUMMARY COMPENSATION TABLE
                               Annual Compensation

         NAME AND                                        OTHER        ALL OTHER
         PRINCIPAL                                       ANNUAL     COMPENSATION
         POSITION         YEAR     SALARY    BONUS   COMPENSATION        (1)
--------------------------------------------------------------------------------
Harold E. Riley,          2003   $ 550,008    -0-        (2)          $ 21,256
Chairman                  2002   $ 571,164                            $ 32,765
                          2001   $ 519,436                            $ 34,395

Clayton D. Dunham,        2003   $ 255,000    -0-                     $    200
Executive Vice            2002   $ 276,062                            $  4,587
President and             2001   $ 250,127                            $  4,829
International
Marketing Officer (3)

Rick D. Riley, Vice       2003   $ 247,500    -0-        (2)          $ 11,519
Chairman and Chief        2002   $ 233,655                            $ 32,765
Executive Officer         2001   $ 202,701                            $ 34,495

Mark A. Oliver,           2003   $ 225,000    -0-        (2)          $  8,854
President, Chief          2002   $ 193,662                            $ 22,280
Investment Officer        2001   $ 173,474                            $ 23,456
And Treasurer

David Mehle,              2003   $ 175,008    -0-        (4)          $ 25,000
Executive Vice
President, CFO and
Treasurer (4)

Ron Mullen, Senior        2003   $ 163,790    -0-        (4)          $     -0-
Vice President,
Marketing Director (4)

Ray A. Riley,             2003   $ 155,000    -0-                     $  2,277
Executive Vice            2002   $ 103,916                                  -0-
President and Chief       2001   $  96,739                            $    200
Operations Officer

(1) Company contribution to qualified profit-sharing plan. The 2003 amounts are estimates.

(2) Includes the use of a company automobile, the incremental cost of which is less than the lower of 10% of the total annual cash compensation or $50,000.

(3) Mr. Dunham served as an officer of the company until February 1999, and continues to serve as an officer of the company's subsidiaries.

(4) Messrs. Mehle and Mullen are no longer employees of the company. The employment of Mr. Mehle was terminated in February 2004. The employment of Mr. Mullen was terminated in January 2004.

Our employees are covered under a non-contributory profit-sharing plan. Under the terms of the Plan, all employees who have completed one year of service are eligible to participate. Vesting begins following completion of three years' service and employees become fully vested after seven years' service. We made a $250,000 contribution in 2001, a $300,000 contribution in 2002 and a $300,000 contribution in 2003. Messrs. H. E. Riley, R. D. Riley, and M. A. Oliver had, $277,655, $309,669 and $138,838, respectively, vested under the Plan as of December 31,2002, the last year for which allocations are complete. Messrs. R.
A. Riley and C. D. Dunham had $21,655 and $26,111 vested in the Plan as of December 31, 2002, respectively.

During 2003, the members of Board of Directors who are not employees were paid $10,200 per year, and Committee members who are not employees were paid $500 per physical Committee meeting attended. Committee fees remain unchanged. Total directors' fees paid by the company during 2003 were $45,300.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We are not aware of any transaction, or series of transactions, since January 1, 2003, or any currently proposed transactions, or series of transactions, to which we or any of our subsidiaries was to be a party, in which the amount involved exceeds $60,000 and in which any director, nominee for director, executive officer, more than 5% shareholder or any member of the immediate family of the foregoing persons had, or will have, a direct or indirect material interest.

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Company considered the performance and qualifications of KPMG LLP, Certified Public Accountants, and has reappointed the firm as our independent auditors for the year 2004.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

        During 2003 and 2002, we paid the following fees to our principal accountants:

                               2003          2002
                            ----------    ----------
Audit Fees                  $ 344,387     $ 149,500
Audit Related Fees                 -0-           -0-
Tax Fees                       85,125       170,741
All Other Fees                     -0-           -0-
                            ---------     ---------
                            $ 429,512     $ 320,241
                            =========     =========

To help assure independence of the independent auditors, the Audit committee has established a policy whereby all audit, review, attest and non-audit engagements of the principal auditor or other firms must be approved in advance by the Audit Committee; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable Securities and Exchange Commission rules. This policy is set forth in our Amended Audit Committee charter, a copy of which is attached to this proxy statement. Of the fees shown in the table which were paid to our principal accountants in 2003, 100% were approved by the Audit Committee. SEC regulations and company policy did not require pre-approval for non-audit services prior to 2003.

                             AUDIT COMMITTEE REPORT

      Our Audit Committee reports to and acts on behalf of the Board of Directors by providing oversight of our financial management, independent auditors and financial reporting procedures. The Audit Committee Charter was adopted in 2000. The Audit Committee Charter was updated in November 2002 and restated in April 2004 in order to meet the new requirements of Sarbanes-Oxley Act of 2002.

      Management is responsible for preparing our financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by the Company's management and the independent auditors. The Audit Committee is also responsible for establishing procedures to address complaints regarding accounting, internal control or auditing issues, as well as the anonymous submission by employees of concerns regarding accounting or auditing matters. In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

      Dr. Richard C. Scott, the financial expert of the Audit Committee, as well as the other members of the Audit Committee, are independent directors as defined in the rules of the New York Stock Exchange. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including auditor independence. The members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by our management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, that the financial statements are presented in accordance with GAAP, or that our auditors are in fact "independent".

      The Committee has discussed with KPMG LLP, the independent auditor's matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the independent auditors provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee and the independent auditors have discussed the auditors' independence from us and our management, including the matters in those written disclosures. Additionally, the Committee considered the financial information systems services and other non-audit services provided by the independent auditors and the fees and costs billed and expected to be billed by the independent auditors for those services (as shown below). The Committee has discussed with management the procedures for selection of consultants and the related competitive bidding practices and fully considered whether those services provided by the independent auditors are compatible with maintaining auditor independence.

      The Committee has discussed with our independent auditors their evaluations of our internal accounting controls and the overall quality of our financial reporting.

      In reliance on the reviews and discussions with management and the independent auditors referred to above, the Audit Committee recommended to the Board of Directors and the Board has approved, the inclusion of the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors, and the Board has approved the selection of KPMG LLP, as our independent auditors for 2004. A member of KPMG LLP, is expected to attend the Meeting and will have the opportunity to make a statement, if desired. Such member will also be available to respond to appropriate questions of Shareholders.

                                 AUDIT COMMITTEE

                              Dr. Richard C. Scott
                                Dr. E. Dean Gage
                              Timothy T. Timmerman

                   COMPARATIVE 5-YEAR CUMULATIVE TOTAL RETURN
                              AMONG CITIZENS, INC.,
                     NYSE MARKET INDEX AND PEER GROUP INDEX

The following graph represents a comparison of our preceding five-year cumulative total return, along with the total return of our peer group and a broad market index. The broad market index chosen was the NYSE Market Index. The peer group, which includes life, accident and health companies, was compiled by Media General Financial Services.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                             AMONG CITIZENS, INC.,
                      NYSE MARKET INDEX AND MG GROUP INDEX

                                  [LINE GRAPH]

                     ASSUMES $100 INVESTED ON JAN. 01, 1999
                          ASSUMES DIVIDENDS REINVESTED
                      FISCAL YEAR ENDED DECEMBER 31, 2003

  COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE COMPANIES, PEER GROUPS,
                     INDUSTRY INDEXES AND/OR BROAD MARKETS

COMPANY              12/31/1998   12/31/1999    12/31/2000    12/31/2001   12/31/2002   12/31/2003
-------              ----------   ----------    ----------    ----------   ----------   ----------
Citizens, Inc.         100.00       131.91        133.09        240.52       163.91       206.09
Life Insurance         100.00        90.72        107.22         79.89        54.39        76.48
NYSE Market Index      100.00       109.50        112.11        102.12        83.42       108.07

Source: Media General Financial Services
        P.O. Box 85333
        Richmond, Virginia 23293

                                 OTHER BUSINESS

Should any other business come before the Meeting, and management is not aware of any at this time and does not expect any, the persons named in the proxy will vote on such business as their best judgment and discretion indicates.

                               PUBLIC ACCOUNTANTS

KPMG LLP, 717 North Harwood Street, Suite 3100, Dallas, Texas 75201, is our principal independent auditor. A representative of KPMG LLP, will be present at the Annual Meeting of Shareholders to answer questions and make any desired statement.

                        ANNUAL REPORT AND OTHER MATERIAL

A copy of our Annual Report to Shareholders has been mailed under separate cover. A copy of the report of the Compensation Committee and the Audit Committee of the Board of Directors and a Performance Graph regarding stockholder return accompany this Proxy Statement. NO PART OF SUCH MATERIAL IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY-SOLICITING MATERIAL.

                              SHAREHOLDER PROPOSALS

Under the rules of the SEC, if a shareholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2005 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 400 East Anderson Lane, Austin, Texas 78752 by January 2, 2005. The proposal should be sent to the attention of our Secretary.

The SEC also sets forth procedures under which shareholders may make proposals outside of the process described above or to introduce an item of business at an Annual Meeting of Shareholders. These procedures require that shareholders must submit items of business in writing to our Secretary at our principal executive offices. We must receive the notice of your intention to propose an item of business at our 2005 Annual Meeting no later than 45 days in advance of the 2005 Annual Meeting if it is being held within 30 days preceding the anniversary date (June 1, 2004) of this year's meeting.

For any other meeting, the item of business must be received by the tenth day following the date of public disclosure of the date of the meeting. These requirements are separate from and in addition to the SEC's requirements described in the first paragraph of this section relating to including a proposal in our proxy statements.

Our Annual Meeting of Shareholders is generally held on the first Tuesday in June. Assuming that our 2005 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by April 8, 2005.

In order to curtail controversy as to the date on which a proposal was received by us, it is suggested that proponents submit their proposals by certified mail-return receipt requested. Such proposals must also meet the other requirements established by the Securities and Exchange Commission for shareholder proposals.

             SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Because of we are a mid-size company, to date we have not developed formal processes by which shareholders may communicate directly with directors. Instead, we believe that our informal process by which any communication sent to the Board of Directors either generally or in care of a corporate officer, has served the shareholders' needs. In view of recently adopted SEC disclosure requirements related to this issue, the Board of Directors expects to review in the coming months whether more specific procedures are required. Until any other procedures are developed and posted on our web site at www.citizensinc.com, any communication to the Board of Directors may be mailed to:

        Citizens, Inc.
        Board of Directors (or committee name or Director's name as appropriate) 400 East Anderson Lane
        Austin, Texas 78752

Shareholders should clearly note on the mailing envelope that the letter is a "Shareholder-Board Communication." All such communications should identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board of Directors or just certain specified individual directors.

                                    BY THE ORDER OF THE BOARD OF DIRECTORS

AUSTIN, TEXAS                               MARCIA F. EMMONS, SECRETARY

                                 CITIZENS, INC.

                              AMENDED AND RESTATED

                             AUDIT COMMITTEE CHARTER

                             ADOPTED APRIL 22, 2004

A.    PURPOSE

The purpose of the Audit Committee is to assist the Board of Directors' oversight of:

                  -     the integrity of the Company's financial statements;

                  -     the Company's financial reporting process;

                  - the Company's compliance with legal and regulatory requirements;

                  - the independent auditor's qualifications and independence; and

                  - the performance of the Company's internal audit function and independent auditors.

B.    STRUCTURE AND MEMBERSHIP

      1. Number. The Audit Committee shall consist of at least three members of the Board of Directors.

      2. Independence. Except as otherwise permitted by the applicable rules of the NYSE, each member of the Audit Committee shall be independent as defined by such rules.

      3. Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company's annual report filed with the SEC), at least one member of the Audit Committee shall be an "audit committee financial expert" (as defined by applicable SEC rules).

      4. Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

      5. Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

      6. Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.    AUTHORITY AND RESPONSIBILITIES

      General

      The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

      Oversight of Independent Auditors

      1. Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. In its evaluation of the independent auditor, the Audit Committee shall present its conclusions with respect to the independent auditor to the full Board of Directors. The Audit Committee shall also, with respect to its review of the independent auditor, review and evaluate the lead partner and other senior members of the independent auditor. The Audit Committee shall take into account the opinions of management and the Company's internal auditors. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

      2. Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

      3.    Additional Independence Procedures. The Audit Committee shall:

                  - confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act;

                  - confirm that the CEO, controller, CFO, and CAO (or other persons serving in similar capacities) were not employed by the independent auditor, or if employed, did not participate in any capacity in the audit of the Company, in each case, during the one-audit-year period preceding the date of initiation of the audit, as required by
                        Section 206 of the Sarbanes-Oxley Act; and

                  - annually consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent audit firm.

      4. Quality Control Review. Obtain and review a report from the independent auditor at least annually regarding (a) the auditor's internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and whether the types of non-audit services provided are compatible with maintaining the auditor's independence.

      5. Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee. As part of its evaluation of compensation for the independent auditor, the Audit Committee shall compare the fees paid for audit services to those paid by peer companies as a means of assessing whether the scope of audit work is sufficient.

      6. Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

      7. Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

                  -     critical accounting policies and practices;

                  - alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

                  - other material written communications between the independent auditor and Company management.

      AUDITED FINANCIAL STATEMENTS

      8. Review and Discussion. The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380) requires discussion and the disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

      9. Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

      10. Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

      REVIEW OF OTHER FINANCIAL DISCLOSURES

      11. Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor's review of interim financial information.

      12. Earnings Release and Other Financial Information. The Audit Committee shall discuss generally the types of information to be disclosed in the Company's earnings press releases, as well as in financial information and earnings guidance provided to analysts, rating agencies and others.

      13. Quarterly Financial Statements. The Audit Committee shall discuss with the Company's management and independent auditor the Company's quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

      CONTROLS AND PROCEDURES

      14. Oversight. The Audit Committee shall coordinate the Board of Directors' oversight of the Company's internal controls over financial reporting, the Company's disclosure controls and procedures and the Company's code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by
            Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

      15. Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      16. Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee.

      17. Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.    PROCEDURES AND ADMINISTRATION

      1. Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

      2. Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

      3. Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter.

      4. Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

      5. Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

      6. Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

      7. Annual Self-Evaluation. At least annually, the Audit Committee shall evaluate its own performance and report its findings to the Board of Directors.

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                                                   SEE REVERSE SIDE

                            FOR all nominees listed        WITHHOLD AUTHORITY
                           below (except as indicated   to vote for all nominees
                                to the contrary)             listed below

1. Election of Directors.              [ ]                        [ ]

   CLASS A NOMINEES:       01 Dr. E. Dean Gage,
                           02 Steven F. Shelton,
                           03 Timothy T. Timmerman.

                                                         FOR   AGAINST   ABSTAIN
2. Ratification of Appointment of Independent Auditors.  [ ]     [ ]       [ ]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

(Instruction: To withhold authority to vote for any nominee, write that nominee's name on the line below.)

___________________________________________________

SIGNATURE(S) _____________________ SIGNATURE IF HELD JOINTLY ___________________
DATED ________________ 2004

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

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                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                                 CITIZENS, INC.
                                  JUNE 1, 2004

                                 CITIZENS, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Mark A. Oliver, Rick D. Riley, Marcia F. Emmons or any of them with full power of substitution, as proxies to vote at the Annual Meeting of Shareholders of Citizens, Inc. (the "Company"), to be held on June 1, 2004, at 10:00 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side and in their discretion upon such other matters as may properly come before the meeting.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                         (TO BE SIGNED ON REVERSE SIDE)

    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)

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                            - FOLD AND DETACH HERE -

                                                                [CITIZENS, LOGO]